UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 5, 2010

OMNICELL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-33043	94-3166458
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation or organization)	Number)	Identification Number)

1201 Charleston Road

Mountain View, CA  94043

(Address of principal executive offices, including zip code)

(650) 251-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On September 29, 2010, Omnicell, Inc. completed the acquisition of Pandora Data Systems, a provider of analytical software for medication diversion detection and regulatory compliance, for $6 million in cash.  The two companies intend to combine their expertise in medication analytics to enhance diversion detection and clinical benchmarking that help with regulatory compliance.

The Pandora Data Systems solution will continue to operate as a stand-alone product, producing reports for Pyxis, McKesson, Cerner and other medication management systems, and providing regular updates and releases for its customer base.  Pandora will leverage the Omnicell development expertise to provide analytics solutions for drug diversion detection, compliance reporting, and long term data storage.  Its customers will also benefit from Omnicell’s infrastructure for expanded service and support.  Hospitals working with Omnicell and Pandora will enhance their ability to meet the regulatory requirements of both The Joint Commission and the Drug Enforcement Agency (DEA).

Omnicell expects that the acquisition of Pandora will result in an additional $2 million to $3 million of annual revenue for Omnicell and be accretive to earnings starting in 2011.

Forward-Looking Statements

Any forward-looking statements in this Form 8-K are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and include all statements relating to Omnicell’s acquisition of Pandora Data Systems, including those related to the combined synergies and benefits of the acquisition, the expected revenue stream, and the accretive nature of the transaction. Investors are cautioned that all forward-looking statements involve risk and uncertainties, including without limitation: risks related to the acquisition of Pandora Data Systems, and other risks detailed in Omnicell’s Securities and Exchange Commission (SEC) filings, which include, without limitation, the unfavorable general economic and market conditions, the tightening in the credit market, the continued growth and acceptance of our products and services and the continued growth of the clinical automation and workflow automation market generally, the potential of increasing competition, the ability of the company to grow product backlog, retain key personnel, cut expenses, manage future changes in revenue levels, develop new products and integrate acquired products or intellectual property in a timely and cost-effective manner, and improve sales productivity.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OMNICELL, INC.

Dated: October 5, 2010	By:	/s/ Dan S. Johnston
Dan S. Johnston
Vice President and General Counsel